Exhibit 10.24

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

FIRST AMENDMENT (this “First Amendment”), dated as of June 1, 2016, among LBM BORROWER, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the several banks and other financial institutions parties hereto that constitute Tranche B Term Lenders (as defined in the Credit Agreement referred to below) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Second Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the First Amendment Effective Date, the “Initial Credit Agreement”, and as further amended, amended and restated, supplemented or otherwise modified from time to time (including pursuant to this First Amendment), the “Credit Agreement”), among the Borrower, Holding, the several Lenders party thereto from time to time, the Administrative Agent and Credit Suisse AG, Cayman Islands Branch, as Collateral Agent (in such capacity, the “Collateral Agent”);

WHEREAS, US LBM Holdings, LLC, a Delaware limited liability company (the “Acquirer”), is a direct wholly owned Subsidiary of the Borrower and is party to that certain Membership Interest Purchase Agreement, dated on or about the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”), among (amongst others) the Acquirer, RBS Holdings, Inc., a Florida corporation (the “Seller”) and Raymond Building Supply, LLC, a Florida limited liability company (the “Target”), pursuant to which the Acquirer will acquire (the “Acquisition”) all the issued and outstanding equity interests of the Target;

WHEREAS, pursuant to and in accordance with subsection 2.9 of the Initial Credit Agreement, the Borrower has requested that Incremental Term Loan Commitments in an aggregate principal amount of $65.0 million be made available to the Borrower, and the Tranche B Term Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche B Term Lenders will make Incremental Loans in the form of the Tranche B Term Loans (as defined in the Credit Agreement), (b) that the proceeds of the Tranche B Term Loans will be used (i) to finance, in part, the Acquisition, (ii) to finance, in part, the entry into this First Amendment and the borrowings of the Tranche B Term Loans under the Credit Agreement, and (iii) to pay certain transaction fees and expenses related to the foregoing transactions referred to in this clause (b) and (c) to amend the Initial Credit Agreement as provided herein without the consent or approval of any other Lender, as permitted by subsections 2.9(d) and 10.1(d) thereof;

WHEREAS, subsection 2.9(d) of the Initial Credit Agreement permits the parties hereto to amend the Loan Documents as may be necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the provisions of subsection 2.9; and

WHEREAS, the amendments to the Initial Credit Agreement set forth herein are necessary or appropriate to effect the provisions of subsection 2.9.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The other definitional provisions set forth in subsection 1.2 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis.

SECTION 2.                            Amendment of the Initial Credit Agreement. On and as of the First Amendment Effective Date, the Initial Credit Agreement shall be amended as follows:

(a)                                 Subsection 1.1 of the Initial Credit Agreement is hereby amended as follows:

(i)                                     by adding the following new definitions, to appear in proper alphabetical order:

“First Amendment”: the First Amendment, dated as of June 1, 2016, by and among the Borrower, Holding, the Tranche B Term Lenders and the Administrative Agent.

“First Amendment Effective Date”: the date on which the conditions set forth or referred to in Section 3 of the First Amendment are satisfied or waived.

“Initial Arrangers”: Credit Suisse Securities (USA) LLC and RBC Capital Markets, as Joint Lead Arrangers and Joint Bookrunners of the Initial Term Loan Commitments hereunder.

“Initial Term Lender”: any Lender having an Initial Term Loan Commitment or an Initial Term Loan outstanding hereunder.

“Subsequent Incremental Term Loan”: as defined in subsection 2.9(d), collectively, the “Subsequent Incremental Term Loans”.

“Subsequent Incremental Term Loan Commitment” as defined in subsection 2.9(d), collectively, the “Subsequent Incremental Term Loan Commitments”.

“Tranche B Arranger”: Credit Suisse Securities (USA) LLC, in its capacity as lead arranger and bookrunner of the Tranche B Term Loan Commitments hereunder.

“Tranche B Repricing Transaction”: the prepayment of all or any portion of the Tranche B Term Loans by the Borrower with the proceeds of secured term loans (including, without limitation, any new, amended or additional loans or Term Loans under this Agreement, whether as a result of an amendment to this Agreement or otherwise), that are broadly marketed or syndicated to banks and other institutional investors in financings similar to the First Lien Loan Documents and having an effective interest cost or weighted average yield (as determined prior to such prepayment by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith, and excluding any performance or ratings based pricing grid that could result in a lower interest rate based on future performance, but including any Adjusted LIBOR Rate floor or similar floor that is higher than the then applicable Adjusted LIBOR Rate) that is less than the interest rate for or weighted average yield (as determined prior to such prepayment by the Administrative Agent on the same basis) of the Tranche B Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Tranche B Term Loans.

“Tranche B Term Lender”: any Lender having a Tranche B Term Loan Commitment and/or a Tranche B Term Loan outstanding hereunder.

“Tranche B Term Loan”: as defined in subsection 2.1(b), collectively, the “Tranche B Term Loans”.

“Tranche B Term Loan Commitment”: the commitment of a Lender to make or otherwise fund a Tranche B Term Loan pursuant to subsection 2.1(b)(i) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name on Schedule A-1 under the heading “Tranche B Term Loan Commitment”; collectively, as to all the Lenders, the “Tranche B Term Loan Commitments”. The aggregate amount of the Tranche B Term Loan Commitments as of the First Amendment Effective Date is $65.0 million.

“Tranche B Term Loan Facility”: as defined in the definition of the term “Facility” in this subsection 1.1.

(ii)                                  with respect to clause (iii) of the definition of “Additional Obligations”, (A) by inserting the words “and/or the Tranche B Term Loans” after the first instance therein of the words “the Initial Term Loans” and (B) by inserting the words “or the Tranche B Term Loans” after the second instance therein of the words “the Initial Term Loans”.

(iii)                               by inserting the words “and Tranche B Term Loans” after the words “Initial Term Loans” in clause (ii) of the definition of “Adjusted LIBOR Rate”.

(iv)                              by amending and restating the definition of “Applicable Margin” as follows:

““Applicable Margin”: in respect of (a) Initial Term Loans (i) with respect to ABR Loans, 8.25% per annum, and (ii) with respect to Eurocurrency Loans, 9.25% per annum and (b) Tranche B Term Loans (i) with respect to ABR Loans, 8.25% per annum, and (ii) with respect to Eurocurrency Loans, 9.25% per annum.”

(v)                                 by amending and restating the definition of “Commitment” as follows:

““Commitment”: as to any Lender, such Lender’s Initial Term Loan Commitments and Incremental Commitments (including the Tranche B Term Loan Commitments), as the context requires.”

(vi)                              by amending and restating the definition of “Facility” as follows:

““Facility”: each of (a) the Initial Term Loan Commitments and the Extensions of Credit made thereunder, (b) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the “Tranche B Term Loan Facility”), (c) Incremental Term Loans of the same Tranche (other than Tranche B Term Loans), (d) any Extended Term Loans of the same Extension Series and (e) any Specified Refinancing Term Loans of the same Tranche, and collectively the “Facilities”.”

(vii)                           by amending and restating the definition of “Lead Arrangers” as follows:

““Lead Arrangers”: in respect of (a) Initial Term Loans, the Initial Arrangers and (b) Tranche B Term Loans, the Tranche B Arranger. For the avoidance of doubt, the Tranche B Arranger shall not constitute a Lead Arranger for the purposes of subsection 5.1.”

(viii)                        by amending and restating the definition of “Loan” as follows:

““Loan”: each Initial Term Loan, Incremental Term Loan (including any Tranche B Term Loan), Extended Term Loan and/or Specified Refinancing Term Loan, as the context shall require; collectively, the “Loans”.”

(ix)                              by amending and restating the definition of “Maturity Date” as follows:

““Maturity Date”: for the Initial Term Loans and the Tranche B Term Loans the Initial Term Loan Maturity Date, for any Extended Term Tranche the “Maturity Date” set forth in the applicable Extension Amendment, for any Incremental Commitments (other than the Tranche B Term Loan Commitments and the Tranche B Term Loans thereunder) the “Maturity Date” set forth in the applicable Incremental Commitment Amendment and for any Specified Refinancing Tranche the “Maturity Date” set forth in the applicable Specified Refinancing Amendment, as the context may require.

(x)                                 by amending and restating the definition of “Other Representatives” as follows:

““Other Representatives”: in respect of (a) the Initial Term Loan Commitments, each of Credit Suisse Securities (USA) LLC, RBC Capital Markets, Barclays Bank PLC and SunTrust Robinson Humphrey, Inc. in their collective capacity as Joint Bookrunners of the Initial Term Loan Commitments and each of Credit Suisse Securities (USA) LLC and RBC Capital Markets in their collective capacity as Joint Lead Arrangers of the Initial Term Loan Commitments and (b) the Tranche B Term Loan Commitments, Credit Suisse Securities (USA) LLC, in its capacity as Bookrunner of the Tranche B Term Loan Commitments and Credit Suisse Securities (USA) LLC, in its capacity as Lead Arranger of the Tranche B Term Loan Commitments.

(xi)                              by amending and restating the definition of “Term Loan” as follows:

““Term Loan”: each Initial Term Loan, Incremental Term Loan (including each Tranche B Term Loan), Extended Term Loan and/or Specified Refinancing Term Loan, as the context shall require; collectively, the “Term Loans”.”

(xii)                           by amending and restating the definition of “Term Loan Commitment” as follows:

““Term Loan Commitment”: as to any Lender, the aggregate of its Initial Term Loan Commitments, Incremental Term Loan Commitments (including any Tranche B Term Loan Commitments) and Supplemental Term Loan Commitments; collectively as to all Lenders the “Term Loan Commitments.”

(xiii)                        by amending and restating the definition of “Tranche” as follows:

““Tranche”: with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Initial Term Loans or Initial Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments, (3) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans or Supplemental Term Loan Commitments added to such Tranche pursuant to subsection 2.9 (in each case, excluding Tranche B Term Loans and Tranche B Term Loan Commitments), (4) Extended Term Loans (of the same Extension Series) or (5) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans or Supplemental Term Loan Commitments added to such Tranche pursuant to subsection 2.9.”

(b)                                 Subsection 2.1 of the Initial Credit Agreement is hereby amended as follows:

(i)                                     by deleting the reference to “Initial Term Loans” in the section heading thereof and replacing it with “Term Loans”,

(ii)                                  by inserting “(a)” before the beginning of clause (i) thereof, and

(iii)                               by inserting the following as new clause (b) thereof:

“(b)

(i)                                     Subject to the terms and conditions hereof, each Lender holding a Tranche B Term Loan Commitment severally agrees to make, in Dollars, in a single draw on the First Amendment Effective Date, one or more term loans (each, a “Tranche B Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof.

(ii)                                  The Tranche B Term Loans, except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurocurrency Loans.

Once repaid, the Tranche B Term Loans incurred hereunder may not be reborrowed. On the First Amendment Effective Date (after giving effect to the incurrence of Tranche B Term Loans on such date), the Tranche B Term Loan Commitment of each Tranche B Term Lender shall terminate.”

(c)                                                   Subsection 2.2 of the Initial Credit Agreement is hereby amended as follows:

(i)                                     by amending and restating clause (a) thereof as follows:

“The Borrower agrees that, upon the request to the Administrative Agent by any Lender, in order to evidence such Lender’s Loans, the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A, as applicable (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to subsection 10.6(b)) by such Lender to the Borrower. Each Note in respect of an Initial Term Loan shall be dated the Closing Date and shall be payable as provided in subsection 2.2(b) and provide for the payment of interest in accordance with subsection 3.1. Each Note in respect of a Tranche B Term Loan shall be dated the First Amendment Effective Date and shall be payable as provided in subsection 2.2(c) and provide for the payment of interest in accordance with subsection 3.1.”

(ii)                                  by inserting the following as new clause (c) thereof:

“(c)                            The unpaid aggregate principal amount of any outstanding Tranche B Term Loans shall be payable on the Initial Term Loan Maturity Date.”

(d)                                                 Subsection 2.3 of the Initial Credit Agreement is hereby amended and restated as follows:

“Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent notice, in substantially the form attached hereto as Exhibit S, specifying the amount of the Initial Term Loans or the Tranche B Term Loans to be borrowed, whether the borrowing is to be of Eurocurrency Loans or ABR Loans or a combination thereof and if the borrowing is to be of more than one Type of Loan, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor (if applicable) and the proposed Borrowing Date (which notice must have been received by the Administrative Agent by (i) 12:00 P.M., New York City time, at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the requested Borrowing Date for Eurocurrency Loans or (ii) 12:00 P.M., New York City time, at least one Business Day (or such later time as may be agreed by the Administrative Agent in its reasonable discretion) prior to the requested Borrowing Date for ABR Loans). Upon receipt of such notice the Administrative Agent shall promptly notify each applicable Lender thereof. Each applicable Lender (a) having an Initial Term Loan Commitment will make the amount of its pro rata share of the Initial Term Loans to be borrowed (subject to its Initial Term Loan Commitment) available and (b) having a Tranche B Term Loan Commitment will make the amount of its pro rata share of the Tranche B Term Loans to be borrowed (subject to its Tranche B Term Loan Commitment) available, as applicable, in each case for the account of the Borrower at the office of the Administrative Agent specified in subsection 10.2 prior to 2:00 P.M., New York City time (or, if the time period for the Borrower’s delivery of notice was extended, such later time as agreed to by the Borrower and the Administrative Agent in its reasonable discretion, but in no event less than one hour following notice) on the Closing Date or the First Amendment Effective Date, as applicable, in funds immediately available to the Administrative Agent. The Administrative Agent shall on such date credit by wire transfer as directed by the Borrower the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.”

(e)                                                   Subsection 2.4 of the Initial Credit Agreement is hereby amended as follows:

(i)                                          by amending and restating clause (a) thereof as follows:

“(a)                                           The Borrower hereby unconditionally promises to pay to the Administrative Agent in Dollars for the account of each Initial Term Lender the then unpaid principal amount of each Initial Term Loan of such Initial Term Lender made to the Borrower and for the account of each Tranche B Term Lender the then unpaid principal amount of each Tranche B Term Loan of such Tranche B Term Lender made to the Borrower, in each case, on the Initial Term Loan Maturity Date (or such earlier date on which such Term Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of such Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 3.1.”

(ii)                                    by inserting the words “, the Tranche thereof” after the words “the Type thereof” appearing in clause (c) thereof.

(f)                                              Subsection 2.5 of the Initial Credit Agreement is hereby amended by inserting the words “and Tranche B Term Loans” after the words “Initial Term Loans” in clause (a) thereof.

(g)                                             Subsection 2.9(d) of the Initial Credit Agreement is hereby amended by:

(i)                                       with respect to clause (i)(C)(II) thereof, (A) inserting the words “and/or Tranche B Term Loans” after the first two instances therein of “Initial Term Loans” and (B) inserting “or the Tranche B Term Loans” after the third instance therein of the words “Initial Term Loans”.

(ii)                                    with respect to subclause (iv) thereof, (A) inserting “ (x)” after the first instance therein of the words “provided that” and (B) inserting the following before the semicolon at the end of subclause (iv):

“ and (y) in the event that the applicable interest rate margins for any term loans Incurred by the Borrower after the Incurrence of the Tranche B Term Loans under any Incremental Term Loan Commitment (each such term loan, a “Subsequent Incremental Term Loan” and the Incremental Term Loan Commitment in respect thereof, a “Subsequent Incremental Term Loan Commitment”) or under any Credit Facility Incurred pursuant to subsection 7.1(b)(i) that is secured on a pari passu basis with the Second Lien Loan Document Obligations are, in either case, higher than the applicable interest rate margin for the Tranche B Term Loans by more than 50 basis points, then the Applicable Margin for the applicable Tranche B Term Loans shall be increased to the extent necessary so that the applicable interest rate margin for the Tranche B Term Loans is equal to the applicable interest rate margins for such Subsequent Incremental Term Loan Commitment or such Credit Facility, as applicable, minus 50 basis points; provided, further that, in determining the applicable interest rate margins for the Tranche B Term Loans and the Subsequent Incremental Term Loans or term loans under such Credit Facility, as applicable, (A) OID or upfront fees payable generally to all participating Incremental Lenders in respect of such Subsequent Incremental Term Loan Commitments or term lenders under such Credit Facility, as applicable, in lieu of OID (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under such Tranche B Term Loans or any Subsequent Incremental Term Loan or term loans under such Credit Facility, as applicable, in the initial primary syndication thereof shall be included (with OID and upfront fees being equated to interest based on an assumed four-year life to maturity) (provided that, if the Tranche B Term Loans are issued in a manner such that all Tranche B Term Loans were not issued with a uniform amount of OID or upfront fees within the Tranche of Tranche B Term Loans, the amount of OID and upfront fees attributable to the entire Tranche of Tranche B Term Loans shall be determined on a weighted average basis); (B) any arrangement, structuring or other fees payable in connection with the Subsequent Incremental Term Loans or term loans under such Credit Facility, as applicable, that are not shared with all Additional Incremental Lenders providing such Subsequent Incremental Term Loans or term lenders providing such term loans shall be excluded; (C) any amendments to the Applicable Margin on the Tranche B Term Loans that became effective subsequent to the First Amendment Effective Date but prior to the time of such Subsequent Incremental Term Loans or term loans under such Credit Facility shall also be included in such calculations and (D) if the Subsequent Incremental Term Loans or term loans under such Credit Facility, as applicable, include an interest rate floor greater than the interest rate floor applicable to the Tranche B Term Loans, such increased amount shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the Applicable Margin for the Tranche B Term Loans shall be required, to the extent an increase in the interest rate floor for the Tranche B Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Margin) applicable to the Tranche B Term Loans shall be increased by such amount”

(h)                                                  Subsection 3.4(e) of the Initial Credit Agreement is hereby amended by inserting the words “ (including the Tranche B Term Loans)” after the words “Incremental Term Loans” in the first sentence thereof.

(i)                                                      Subsection 3.4(i) of the Initial Credit Agreement is hereby amended and restated as follows:

(i)                                                 by inserting “(A)” before the beginning of the first sentence thereof, and

(ii)                                              by inserting the following as new clause (B) thereof:

“(B)                                     Notwithstanding the foregoing, if on or prior to the second anniversary of the First Amendment Effective Date the Borrower makes a voluntary prepayment pursuant to subsection 3.4(a) or a mandatory prepayment pursuant to subsection 3.4(b), in each case, of the outstanding Tranche B Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of (subject to the immediately succeeding sentence) each Tranche B Term Lender, a prepayment premium equal to (i) if such prepayment or payment is made on or prior to the first anniversary of the First Amendment Effective Date, 2.0% of the aggregate principal amount of Tranche B Term Loans being prepaid and (ii) if such prepayment or payment is made after the first anniversary but on or prior to the second anniversary of the First Amendment Effective Date, 1.0% of the aggregate principal amount of Tranche B Term Loans being prepaid. If, on or prior to the second anniversary of the First Amendment Effective Date, any Tranche B Term Lender is replaced pursuant to subsection 10.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under subsection 10.6(g) to replace the Tranche B Term Loans) that results in a Tranche B Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to subsection 2.5(e) or 10.1(g)) shall receive a fee equal to (i) if such replacement is made on or prior to the first anniversary of the First Amendment Effective Date, 2.0% of the aggregate principal amount of the Tranche B Term Loans of such lender assigned to a replacement lender pursuant to subsection 2.5(e) or 10.1(g) and (ii) if such replacement is made after the first anniversary but on or prior to the second anniversary of the First Amendment Effective Date, 1.0% of the principal amount of the Tranche B Term Loans of such Lender assigned to a replacement Lender pursuant to subsection 2.5(e) or 10.1(g). No premium will be applicable if any such prepayment is made after the second anniversary of the First Amendment Effective Date.

(j)                                                    Subsection 4.17 of the Initial Credit Agreement is hereby amended and restated as follows:

Purpose of Loans. The proceeds of the Term Loans shall be used by the Borrower (a) in the case of the Initial Term Loans made on the Closing Date, to effect, in part, the Transactions and to pay certain transaction fees and expenses related thereto, (b) in the case of the Tranche B Term Loans, to effect the Acquisition and to finance the working capital, capital expenditures, business requirements of the Borrower and its Subsidiaries and for other purposes not prohibited by this Agreement and (c) in the case of all other Term Loans, to finance the working capital, capital expenditures, business requirements of the Borrower and its Subsidiaries and for other purposes not prohibited by this Agreement.

(k)                                                 Subsection 5.1(b) of the Initial Credit Agreement is hereby amended by replacing the words “Lead Arrangers” with the words “Initial Arrangers”.

(l)                                                     Subsection 5.1(d) of the Initial Credit Agreement is hereby amended by replacing the words “Lead Arrangers” with the words “Initial Arrangers”.

(m)                                             Subsection 5.1(e) of the Initial Credit Agreement is hereby amended by replacing the words “Lead Arrangers” with the words “Initial Arrangers”.

(n)                                                 Subsection 5.1(k) of the Initial Credit Agreement is hereby amended by replacing the words “Lead Arrangers” with the words “Initial Arrangers”.

(o)                                                 Subsection 5.1(n) of the Initial Credit Agreement is hereby amended by replacing the words “Lead Arrangers” with the words “Initial Arrangers”.

(p)                                                 Subsection 10.1 of the Initial Credit Agreement is hereby amended by inserting the words “and/or the Tranche B Term Loans” after the words “the Initial Term Loans” appearing in clause (d)(v) thereof.

(q)                                                 Subsection 10.6 of the Initial Credit Agreement is hereby amended as follows:

(i)                                     by inserting the words “ (including any Tranche B Term Loan Commitments)” after the words “Incremental Commitments” in the first sentence of the penultimate paragraph of clause (b) thereof, and

(ii)                                  by inserting the words “ (including any Tranche B Term Loan Commitments)” after the words “Incremental Commitments” in the first sentence of subclause (i) of clause (c) thereof.

(r)                                                    Subsection 10.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedule A” in clause (a) thereof and replacing it with “Schedules A and A-1”.

(s)                                                   Subsection 10.16 of the Initial Credit Agreement is hereby amended by inserting the words “and/or the Tranche B Term Loans” after the words “Initial Term Loans” in subclause (xii) of clause (a) thereof.

(t)                                                    Exhibit L to the Initial Credit Agreement is hereby amended by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B Term Loans]”.

(u)                                                 Exhibit M to the Initial Credit Agreement is hereby amended as follows:

(i)                                     by inserting the words “[Tranche B Term Loans - $[•]]” after the words “[Initial Term Loans - $[•]]” appearing in the second paragraph thereof; and

(ii)                                  by inserting the words “[Tranche B Term Loans]” after each reference to “[Initial Term Loans]”.

(v)                                                 Exhibit N to the Initial Credit Agreement is hereby amended by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B Term Loans]”.

(w)                                               Exhibit O to the Initial Credit Agreement is hereby amended as follows:

(i)                                     by inserting the words “[Tranche B Term Loans]” after each reference to “[Initial Term Loans]”; and

(ii)                                  by inserting the words “[Tranche B Term Loans - $[•]]” after the words “[Initial Term Loans - $[•]]” appearing in the second paragraph thereof.

(x)                                                 Exhibit P to the Initial Credit Agreement is hereby amended as follows:

(i)                                     by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B Term Loans]”; and

(ii)                                  by inserting the words “[Tranche B Term Loans - $[•]]” after the words “[Initial Term Loans - $[•]]” appearing in the second paragraph thereof.

(y)                                                 Exhibit Q to the Initial Credit Agreement is hereby amended as follows:

(i)                                     by inserting the words “[Tranche B Term Loans]” after each reference to “[Initial Term Loans]”; and

(ii)                                  by inserting the words “[Tranche B Term Loans - $[•]]” after the words “[Initial Term Loans - $[•]]” appearing in the second paragraph thereof.

(z)                                                  Exhibit R to the Initial Credit Agreement is hereby amended by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B Term Loans]”.

(aa)                                          Exhibit S to the Initial Credit Agreement is hereby amended as follows:

(i)                                     by inserting the words “and/or Tranche B Term Loans” after the words “Initial Term Loans” in the first footnote thereof; and

(ii)                                  by inserting the words “Tranche B Term Loans,” after the words “Initial Term Loans,” in the fourth footnote thereof.

(bb)                                          The Schedules to the Initial Credit Agreement are hereby amended by adding as new Schedule A-1 Annex I hereto.

SECTION 3.                            Conditions Precedent to Effectiveness of First Amendment. The effectiveness of this First Amendment, including the obligation of each Tranche B Term Lender to make a Tranche B Term Loan, is subject to the satisfaction or waiver of the following conditions precedent:

(a)                                                 The Administrative Agent shall have received duly executed signature pages to this First Amendment, signed by the Administrative Agent, the Borrower, Holding and each Tranche B Term Lender and acknowledged by each Subsidiary Guarantor.

(b)                                                 The Acquisition shall have been or, substantially concurrently with the initial funding of the Tranche B Term Loans under the Credit Agreement shall be, consummated in all material respects in accordance with the terms of the Acquisition Agreement.

(c)                                                  The Administrative Agent shall have received a notice of such borrowing as required by subsection 2.3 of the Credit Agreement (taking into account any waiver by the Administrative Agent of the required notice period for delivery of such notice in accordance with the terms of such subsection 2.3).

(d)                                                 The Administrative Agent shall have received (i) the executed legal opinion of Debevoise & Plimpton LLP, counsel to each of Holding, the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and (ii) the executed legal opinion of Richards, Layton & Finger P.A., special Delaware counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

(e)                                                  The Borrower shall have delivered a certificate to the Administrative Agent, certifying compliance with the financial test set forth in clause (ii)(x) of the definition of “Maximum Incremental Facilities Amount” (together with calculations demonstrating compliance with such test) after giving effect to the borrowing of the Tranche B Term Loans and the use of proceeds thereof.

(f)                                                   The Administrative Agent shall have received a certificate from the Borrower, dated the First Amendment Effective Date, substantially in the form of Exhibit I to the Credit Agreement, with the appropriate modifications, insertions and attachments of resolutions or other actions, evidence of incumbency and the signature of authorized signatories and Organizational Documents (or if applicable, certifying that there have been no changes to the Organizational Documents provided to the Administrative Agent in connection with the effectiveness of the Initial Credit Agreement), executed by a Responsible Officer or other authorized representative and the Secretary, any Assistant Secretary or another authorized representative of the Borrower.

(g)                                                  The representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects (provided that any such representation and warranty that is qualified by materiality shall be true and correct in all respects (after giving effect to such qualification therein)) on and as of the date hereof as if made on and as of such date (except to the extent that any such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects or in all respects, as applicable, on and as of such earlier date).

(h)                                                 The Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this First Amendment, including reasonable and documented fees and disbursements of legal counsel required to be reimbursed or paid by the Borrower under subsection 10.5 of the Credit Agreement.

The making of the Tranche B Term Loans by the Tranche B Term Lenders hereunder shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Tranche B Term Lender that has made its respective Tranche B Term Loan that each of the conditions precedent set forth in Section 3 of this First Amendment shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

SECTION 4.                            Representations and Warranties. In order to induce the Tranche B Term Lenders to enter into this First Amendment, the Borrower represents and warrants to each of the Tranche B Term Lenders and the Administrative Agent that after giving effect to this First Amendment and to the transactions contemplated hereby, (x) each of the representations and warranties made by Holding or the Borrower in the Credit Agreement or by any Loan Party in any other Loan Document, is true and correct in all material respects on and as of the date hereof as if made on and as of such date (except to the extent that any such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date) and (y) no Event of Default has occurred and is continuing or would result from the borrowing of the Tranche B Term Loans and the use of the proceeds thereof. For avoidance of doubt, references to “Loan Document” in such representations and warranties include this First Amendment.

SECTION 5.                            Effects on Loan Documents; Acknowledgements.

(a)                                                 Except as expressly set forth herein, this First Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. On and as of the First Amendment Effective Date, each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This First Amendment shall constitute a Second Lien Loan Document and a Loan Document, in each case, for purposes of the Credit Agreement and each other Loan Document and from and after the First Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this First Amendment. Each of the Loan Parties hereby consents to this First Amendment and confirms and reaffirms all obligations of such Loan Party under the Loan Documents (as amended pursuant to this First Amendment) to which such Loan Party is a party.

(b)                                                 Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Document, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Tranche B Term Loans are Loans and the Tranche B Term Lenders are Lenders, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Tranche B Term Lenders) and reaffirms the guaranties made pursuant to the Guarantee and

Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this First Amendment, and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Tranche B Term Loans.

(c)                                      From and after the First Amendment Effective Date, (i) the Tranche B Term Loans shall be “Incremental Term Loans”, (ii) the Tranche B Term Lenders that are not existing Lenders immediately prior to the First Amendment Effective Date shall be “Additional Incremental Lenders”, (iii) the Tranche B Term Loan Commitments shall be “Incremental Term Loan Commitments” and (iv) this First Amendment shall be an “Incremental Commitment Amendment” with respect to the Tranche B Term Loan Commitments for all purposes of the Credit Agreement and the other Second Lien Loan Documents. The Borrower and the Administrative Agent hereby consent, pursuant to subsections 10.6(b)(i) and 2.9(b) of the Credit Agreement, to the inclusion as an “Additional Incremental Lender” of each Tranche B Term Lender that is party to this First Amendment in its capacity as such and is not, immediately prior to the First Amendment Effective Date, an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

SECTION 6.                            Lender Consents and Authorization.

(a)                                     Each Tranche B Term Lender (i) represents and warrants that it is legally authorized to enter into this First Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsections 4.1 and 6.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (v) hereby affirms the acknowledgements and representations of such Tranche B Term Lender as a Lender contained in subsection 9.5 of the Credit Agreement; and (vi) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to subsection 10.16 of the Credit Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsection 3.11(b) of the Credit Agreement.

(b)                                                 Each Tranche B Term Lender acknowledges and agrees that, on and as of the First Amendment Effective Date, such Tranche B Term Lender shall be a “Lender” with respect to its Tranche B Term Loan Commitment, under, and for all purposes of, the Credit Agreement and the other Loan Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available such amount to fund its ratable share of outstanding Tranche B Term Loan Commitments on the [First Amendment Effective Date] in accordance with the requirements of the Credit Agreement.

(c)                                                  Each Tranche B Term Lender has delivered or shall deliver herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Tranche B Term Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to subsection 3.11 of the Credit Agreement.

(d)                                                 For purposes of the Credit Agreement, the initial notice address of each Tranche B Term Lender shall be as set forth in Annex I hereto.

(e)                                                  Upon the occurrence of the First Amendment Effective Date, the Administrative Agent will record the Tranche B Term Loans made by each Tranche B Term Lender on such date in the Register.

SECTION 7.                            Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.                            GOVERNING LAW, SUBMISSION TO JURISDICTION, WAIVER OF JURY TRIAL. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES THAT THE PROVISIONS OF SUBSECTIONS 10.13 AND 10.15 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS FIRST AMENDMENT AS IF FULLY SET FORTH HEREIN, MUTATIS MUTANDIS.

SECTION 9.                            Headings. The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC as Borrower

By:	/s/ Rick Kolaczewski
Name:	Rick Kolaczewski
Title:	Chief Financial Officer

[Signature Page to First Amendment to US LBM Second Lien Credit Agreement]

LBM MIDCO, LLC as Holding

By:	/s/ Matthew S. Edgerton
Name:	Matthew S. Edgerton
Title:	Vice President

[Signature Page to First Amendment to US LBM Second Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ CHRISTOPHER DAY
Name:	CHRISTOPHER DAY
Title:	AUTHORIZED SIGNATORY

By:	/s/ Max Wallins
Name:	Max Wallins
Title:	Authorized Signatory

[Signature Page to First Amendment to US IBM Second Lien Credit Agreement]

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE SECOND LIEN

CREDIT AGREEMENT

SMRS-TOPE, LLC,
as a Tranche B Term Lender
By: HVST-TOPE LLC
Its Managing Member
By: HarbourVest Partners L.P.
Its Manager
By: HarbourVest Partners, LLC
Its General Partner

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

[Signature Page to First Amendment to US LBM Second Lien Credit Agreement]

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this First Amendment and the incurrence of Tranche B Term Loans under the Credit Agreement. Each Guarantor further acknowledges and agrees that all Obligations with respect to this First Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

GUARANTORS:	US LBM Holdings, LLC
BEP/Lyman, LLC
Musselman Lumber - US LBM, LLC
Direct Cabinet Sales - US LBM, LLC
Shelly Enterprises - US LBM, LLC
Standard Supply & Lumber - US LBM, LLC
Coastal Roofing Supply - US LBM, LLC
Lumber Specialties - US LBM, LLC
Fond du Lac Property - US LBM, LLC
East Haven Builders Supply - US LBM, LLC
Bellevue Builders Supply - US LBM, LLC
Kentucky Indiana Lumber - US LBM, LLC
Desert Lumber - US LBM, LLC
Jones Lumber - US LBM, LLC
Bear Truss - US LBM, LLC
Bear Truss Property, LLC
H & H Lumber - US LBM, LLC
American Masons & Building Supply — US LBM, LLC
LS Property, LLC
Richardson Gypsum - US LBM, LLC
Universal Supply Company, LLC
Wisconsin Building Supply - US LBM, LLC
Wallboard Supply Company - US LBM, LLC
Lampert Yards - US LBM, LLC
Hines Buildings Supply - US LBM, LLC
Kirkland Property - US LBM, LLC
Hampshire Property - US LBM, LLC
EHBS Manchester Properties, LLC
John H. Myers & Son - US LBM, LLC
Rosen Materials of Nevada LLC
Rosen Brick America, LLC
Rosen Materials, LLC
Gold & Reiss — US LBM, LLC
LouMac Distributors — US LBM, LLC
GBS Building Supply — US LBM, LLC
GBS Property, LLC
Building Supply Association — US LBM, LLC
Poulin Lumber — US LBM, LLC
Gypsum Acquisition, LLC
NexGen - US LBM, LLC
NexGen Property, LLC
Parker’s Building Supply — US LBM, LLC
Darby Doors, LLC
Total Trim, LLC
Alco Doors, LLC

By:	/s/ Brian Hein
	Name:	Brian Hein
	Title:	Authorized Representative

[Signature Page to Acknowledgment to First Amendment to US LBM Second Lien Credit Agreement]

GUARANTORS (Continued):
Feldman Lumber - US LBM, LLC
By US LBM Holdings, LLC
its Sole Member and Manager

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Vice President Corporate Controller

[Signature Page to Acknowledgment to First Amendment to US LBM Second Lien Credit Agreement]

GUARANTORS (Continued):

B & C Fasteners, Inc.

By:	/s/ Robert Wood
Name:	Robert Wood
Title:	President and Secretary

[Signature Page to Acknowledgment to First Amendment to US LBM Second Lien Credit Agreement]

GUARANTORS (Continued):

LBM Midco, LLC

By:	/s/ Matthew S. Edgerton
Name:	Matthew S. Edgerton
Title:	Vice President

[Signature Page to Acknowledgment to First Amendment to US LBM Second Lien Credit Agreement]

Annex I

To First Amendment

Schedule A-1

To Second Lien Credit Agreement

Tranche B Term Loan Commitments and Addresses

Tranche B Term
Tranche B Term Lender	Loan Commitment
SMRS-TOPE, LLC	$65,000,000
Total	$65,000,000

SMRS-TOPE LLC

c/o HarbourVest Partners, LLC

One Financial Center, 43rd Floor

Boston, MA 02111